Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. “PETE” ALDRIDGE, JR.	October 23, 2009
E.C. “PETE” ALDRIDGE, JR. Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ NOLAN D. ARCHIBALD	October 23, 2009
NOLAN D. ARCHIBALD Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID B. BURRITT	October 23, 2009
DAVID B. BURRITT Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES O. ELLIS, JR.	October 23, 2009
JAMES O. ELLIS, JR. Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GWENDOLYN S. KING	October 23, 2009
GWENDOLYN S. KING Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES M. LOY	October 23, 2009
JAMES M. LOY Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DOUGLAS H. MCCORKINDALE	October 23, 2009
DOUGLAS H. MCCORKINDALE Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOSEPH W. RALSTON	October 23, 2009
JOSEPH W. RALSTON Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ FRANK SAVAGE	October 23, 2009
FRANK SAVAGE Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES M. SCHNEIDER	October 23, 2009
JAMES M. SCHNEIDER Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ANNE STEVENS	October 23, 2009
ANNE STEVENS Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES R. UKROPINA	October 23, 2009
JAMES R. UKROPINA Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT J. STEVENS	October 23, 2009
ROBERT J. STEVENS Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRUCE L. TANNER	October 23, 2009
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ MARK BOSTIC	October 23, 2009
MARK BOSTIC Vice President of Accounting and Acting Controller